SA Funds – Investment Trust

SA U.S. Fixed Income Fund

SA Global Fixed Income Fund

SA U.S. Market Fund

SA U.S. Value Fund

SA U.S. Small Company Fund

SA International Value Fund

SA International Small Company Fund

SA Emerging Markets Fund

SA Real Estate Securities Fund

Supplement dated December 31, 2007 to the
Prospectus dated October 29, 2007

This Supplement updates information in the Prospectus of the SA Funds – Investment Trust dated October 29, 2007.  Effective January 1, 2008, the following changes will go into effect for the SA Global Fixed Income Fund (the “Fund”).

The “Goal” of the Fund, as described on page 6, is replaced in its entirety with the following:

Goal

The Fund’s goal is to maximize total return available from a universe of high quality fixed income investments maturing in five years or less while targeting the duration of the Fund’s benchmark.

The second paragraph from the top of page 7 is replaced in its entirety with the following:

The Fund attempts to maximize its total return by allocating assets among countries depending on prevailing interest rates while targeting the duration of the Fund’s benchmark.  For example, the Sub-Adviser may sell a security denominated in one currency and buy a security denominated in a different currency depending on market conditions.  The Fund will invest no more than 50% of its total assets in securities denominated in U.S. dollars at the time of purchase

SA Funds–Investment Trust

SEC file number: 811-09195